                                                                    EXHIBIT 10.9

                               AGREEMENT OF LEASE

         THIS AGREEMENT OF LEASE is made this 5th day of February, 1996 by and between MEL, INC., a Mississippi corporation ("Landlord"), and RENAL CARE GROUP, INC., a Delaware corporation ("Tenant").

                                 WITNESSETH:

                                  ARTICLE 1
                                  PREMISES

         In consideration of the rent hereinafter reserved and of the covenants hereinafter contained, Landlord does hereby lease to Tenant, and Tenant does hereby lease from Landlord certain warehouse and office space located on the real property located at 3925 W. Northside Drive, Jackson, Mississippi 39209 more particularly described on Exhibit A attached hereto and made a part hereof ("Real Property"). The leased premises shall consist of: (i) the 8,855 square feet of office space ("Office Space") shown on the floor plan attached as Exhibit B of the office building ("Building") located on the Real Property;
(ii) the 2772 square feet of space located in Warehouse #1 and the 1,920 square feet of space located in Warehouse #2 (collectively referred to as the "Warehouse Space") as shown on the plat attached hereto as Exhibit C (such Warehouse Space for Warehouse #1 described more particularly on the Warehouse # 1 floor plan attached hereto as Exhibit D); and (iii) the 8,000 square feet of the concentrate plant ("Concentrate Plant Space") as shown on the plat attached hereto as Exhibit C. The Office Space, Warehouse Space and the Concentrate Plant Space are collectively referred to herein as the "Premises".

                                   ARTICLE 2
                                      TERM

         The term of this Lease (the Term) shall commence on February ____, 1996 (the "Commencement Date") and shall continue till 12:00 o'clock midnight local time on the last day of the calendar month which completes ten (10) full years of tenancy hereunder (the "Termination Date") unless either Landlord or Tenant provided notice in writing to the other of such party's intention to terminate at least sixty (60) days prior to the expiration date of the initial term or the then existing term this lease shall automatically renew for two (2) additional five (5) year terms.

                                   ARTICLE 3
                                      RENT

         3.1 Rent. Tenant hereby covenants and agrees to pay to Landlord as rent for the Premises (all of which is collectively referred to as "Rent") all of the following:

                 (a) an annual basic rent ("Basic Rent") in the sum of One Hundred Twenty Eight Thousand Two Hundred and Eighty Dollars ($128,280.00) calculated as follows: (i) $10 per square foot for 8,855 square feet of Office Space; (ii) $3.50 per square foot for 8,000 square feet of Concentrate Plant Space; and (iii) $2.50 per square feet for the 4,692 square feet of Warehouse Space. The basic rent will be payable in twelve (12) equal monthly installments, in advance on the first day of each month during each calendar year or portion thereof (with appropriate adjustment for any calendar year which does not fall totally within the Term) during the Term; provided, however, that the installment of Basic Rent payable for the first full calendar month of the Term (and if the Term commences on a day other than the first day of a calendar month that portion of Basic Rent which is payable for such month) shall be due and payable on the execution of this Lease; and

                 (b) additional rent ("Additional Rent") in the amount of any payment referred to as such in any portion of this Lease which accrues while this Lease is in effect (which shall include any and all charges or other amounts which Tenant is obligated to pay Landlord under this Lease other than Basic Rent).

         3.2 Cost of Living Adjustment. Basic Rent shall be adjusted each fifth calendar year following the initial calendar year of the Term or portion thereof as provided in Article 5 hereof.

         3.3 Payment of Rent. Basic Rent and all Additional Rent as provided for under this Lease shall be paid promptly when due, in cash or by check, in lawful money of the United States of America, without notice or demand and without deduction, diminution, abatement, counterclaim or set off of any amount or for any reason whatsoever, payable to MEL, INC., and delivered to John M. Bower, President, at its offices at the address as stated in Article 26 or to such other person and place as may be designated by notice in writing from Landlord to Tenant from time to time. If Tenant shall present to Landlord more than twice during the Term checks or drafts not honored by the institution upon which they are issued, then Landlord may require that future payments of Rent and other sums thereafter payable be made by certified or cashier's check.

         3.4 Non-Payment of Rent. Other remedies for non-payment of Rent notwithstanding, any installment of Rent which is not paid within ten (10) days after the due date shall be subject, at Landlord's option each month, to a late charge equal to five percent (5%) of the amount due, which shall be payable as Additional Rent. Any installment of Basic Rent or Additional Rent not paid within thirty (30) days from the date due shall accrue interest at the rate of four percent (4%) higher than the prime rate published from time to time in the "Money Rates" section of The Wall Street Journal (the "Prime Rate") (but in no event higher than the maximum rate allowed by law) until paid in full, which interest shall be deemed Additional Rent.

         3.5 No Accord and Satisfaction. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly installments of Rent herein stipulated shall be deemed to be other than on account of the earliest stipulated Rent nor shall any endorsement or statement on any check or any letter accompanying any check or payment as Rent be deemed an accord and satisfaction, and Landlord may accept such check for payment without prejudice to Landlord's right to recover the balance of such Rent or to pursue any other remedy provided in this Lease.

         3.6 Pro Rata Share of Expenses. Tenant's pro rata share of Operating Expenses (defined in Article 6) and Real Estate Taxes (defined in
Article 7) which are attributable to the Office Space, Warehouse Space or Concentrate Plant Space are as follows:

                         Premises                                        Tenant's Percentage
                         --------                                        -------------------
                              C>
                         (a)  Office Space                                54.79%
                                                                         -------
                         (b)  Warehouse Space

                                  - Warehouse #1                          25.82%
                                                                         -------
                                  - Warehouse #2                          50.00%
                                                                         ------
                         (c)  Concentrate Plant Space                    100.00%
                                                                         ------

         Tenant's pro rata share of Operating Expenses and Real Estate Taxes not attributable specifically to Office Space, Warehouse Space or Concentrate Plant Space but attributable to the Premises as a whole, is 43.43 %.

                                   ARTICLE 4
                                USE OF PREMISES

         4.1 Use. Tenant covenants to use the Premises to conduct its business and for no other purpose, subject to and in accordance with all applicable zoning and other governmental regulations. Tenant, at its own expense, shall comply with and promptly carry out all orders, requirements or conditions imposed by the ordinances, laws and regulations of all of the governmental authorities having jurisdiction over the Premises, which are occasioned by or required in the conduct of Tenant's business within the Premises and to obtain all licenses, permits and the like required to permit Tenant to occupy the Premises.

         4.2 As-Is Condition. Tenant accepts the Premises from Landlord in an "AS-IS" condition, except to the extent specifically provided elsewhere in this Lease.

         4.3 Unlawful Uses Prohibited. Tenant shall not permit the Premises, or any part thereof, to be used for any disorderly, unlawful or hazardous purpose, nor as a source of annoyance or embarrassment to Landlord or other tenants, nor for any purpose other than herein before specified, nor for the manufacture of any commodity therein, without the prior written consent of Landlord.

                                   ARTICLE 5
                           COST OF LIVING ADJUSTMENT

         5.1 Increase of Basic Rent. Effective on the 1st day of January, 2001 and January 1 of each fifth year thereafter, so long as this Lease remains in effect, the Basic Rent set forth in Article 3 shall be increased; and Tenant thereafter covenants to pay Landlord, during each ensuing year, such new adjusted Basic Rent in an amount which, in each instance, shall be the greater of, but in no event less than the Basic Rent payable at the end of the preceding five (5) years, the following: (a) one hundred twenty-five percent (125.00%) of the Basic Rent payable at the end of the preceding five (5) years; or (b) that amount determined by multiplying the Basic Rent payable at the end of the preceding five (5) years, by a multiplier equal to the number one (1) plus a fraction, the numerator of which shall be the difference in the Consumer Price Index ("CPI"), now known as the "United States Department of Labor, Bureau of Labor Statistics, Consumer Price Index, U.S. City Average for all Urban Consumers, Seasonally Adjusted," all items, (1982- 84=100), between the month of November of the preceding calendar year and the month of November of the year five years prior to the preceding calendar year ("Base CPI"), and the denominator of which shall be such Base CPI.

         5.2 Payment of COLA. The resulting adjusted Basic Rent, whether computed on the basis of paragraph 5.1 or paragraphs 5.1 and 5.2, shall be payable in equal monthly installments, each in advance, on the first day of each month of the applicable calendar year.

         5.3 Changes in the Consumer Price Index. In the event the CPI is discontinued, ceases to incorporate a significant number of the items now incorporated therein, or if a substantial change is made in such CPI, the parties hereto shall attempt to agree on an alternative formula and, if agreement cannot be reached, the matter shall be submitted to arbitration under the rules of the American Arbitration Association then in effect.

                                   ARTICLE 6
                               OPERATING EXPENSES

         6.1 Payment of Operating Expenses. Tenant shall pay to Landlord, as Additional Rent, Tenant's pro rata share, as specified in paragraph 3.7, of the Operating Expenses. The term "Operating Expenses" shall mean any and all expenses incurred by Landlord in connection with the operation, maintenance and repair of the Real Property including, but not limited to, the following: charges or fees for, and taxes on, the furnishing of electricity, fuel, water, sewer, gas, oil and other utilities; (at Landlord's sole discretion) security; pest control; cleaning of windows and exterior curtain walls; janitorial services; trash removal; landscaping and repair and maintenance of grounds; salaries, wages, and benefits for employees of Landlord engaged in the operation, maintenance or repair of the Premises; license fees and governmental permits; all insurance applicable to the Premises; cleaning supplies; supplies, repairs, replacements and other expenses for maintaining and operating the Real Property; the cost, including interest, amortized over its useful life or payback period of any capital improvement made to the Real Property which is required under governmental law or regulation that was not applicable to the Real Property at the time it was constructed or the installation of any device or other equipment which improves the operating efficiency of any system within the Real Property and thereby reduces Operating Expenses; Landlord's accounting fees and costs for the preparation of statements of operating expenses or incurred in order to reduce Operating Expenses; legal fees and costs relating to the operation, repair or maintenance of the Premises or incurred in order to reduce Operating Expenses; service or management contracts with independent contractors and general overhead; administrative expenses; telephone, telegraph and stationery; and the costs of any other items which, under generally accepted accounting principles consistently applied from year to year with respect to the Real Property, constitute operating and maintenance costs attributable to any or all of the Real Property. Operating Expenses shall not include any of the following: cost of capital improvements, except as mentioned above; expenses for painting, redecorating, or other work which Landlord performs for any tenant leasing property on the Real Property, the expense of which is paid by such tenant; interest, amortization, or other payments on loans to Landlord, whether secured or unsecured; depreciation of the Real Property or other said improvements; ground rent; leasing commissions; salaries, wages or other compensation paid to officers or executives of Landlord; and income, excess profits, or franchise taxes or other such taxes imposed on or measured by the income of Landlord from the operation of the Real Property.

         6.2 Advance Payment of Operating Expenses. Landlord reserves the right, throughout the term of this Lease, to require that Tenant pay each month in advance, as Additional Rent, one-twelfth (1/12) of Landlord's estimate of Tenant's annual obligation under this Article 6. Such payments shall in no way limit Tenant's annual obligation. If the total of such monthly installments paid is less than Tenant's total obligation, Tenant shall promptly pay the difference upon receipt of Landlord's statement. Any overpayment shall be credited to Tenant's obligation for the next succeeding period or refunded promptly if this Lease has expired or been terminated.

         6.3 Audit Rights. Landlord's books and records pertaining to the calculation of Operating Expenses for any calendar year within the Term may be audited by Tenant at Tenant's expense, at any reasonable time after Tenant's receipt of Landlord's statement for Operating Expenses. If Landlord's calculation of Tenant's share of Operating Expenses for the audited calendar year was incorrect, then Tenant shall be entitled to a credit against future Base Rent for said overpayment (or a refund of any overpayment if the Term has expired) or Tenant shall pay to Landlord the amount of any underpayment, as the case may be.

                                   ARTICLE 7
                               REAL ESTATE TAXES

         7.1 Payment of Taxes. Tenant shall pay to Landlord, as Additional Rent, Tenant's pro rata share, as specified in paragraph 3.7, of the Real Estate Taxes on the Real Property. If the system of real estate taxation shall be altered or varied and any new tax or levy shall be levied or imposed on the Real Property and improvements, and/or Landlord, in substitution for Real Estate Taxes presently levied or imposed on immovables in the jurisdiction where the Real Property is located, then any such new tax or levy shall be included within the term "Real Estate Taxes." Tenant shall pay each month, in advance, as Additional Rent, one-twelfth of Landlord's estimate of Tenant's annual obligation under this Article 7. Such payments shall in no way limit Tenant's annual obligation. If the total of such monthly installments paid is less than Tenant's total obligation, Tenant shall promptly pay the difference upon receipt of Landlord's statement. Any overpayment shall be credited to Tenants obligation for the next succeeding period or refunded promptly if this Lease has expired or been terminated.

         7.2 Real Estate Taxes Defined. The term Real Estate Taxes means all taxes, rates and assessments, general or special, levied or imposed with respect to the Real Property and improvements constructed thereon (including all taxes, rates and assessments, general or special, levied or imposed for school, public betterment and/or general or local improvements).

         7.3 Other Expenses. Reasonable expenses incurred by Landlord in obtaining or attempting to obtain a reduction of any Real Estate Taxes shall be added to and included in the amount of any such Real Estate Taxes. Real Estate Taxes which are being contested by Landlord shall nevertheless be included for purposes of the computation of the liability of Tenant under paragraph 7.1 hereof; provided, however, that in the event that Tenant shall have paid any amount of Additional Rent pursuant to this Article 7 and Landlord shall thereafter receive a refund of any portion of any Real Estate Taxes on which such payment shall have been based, Landlord shall pay to Tenant the appropriate portion of such refund. Landlord shall have no obligation to contest, object or litigate the levying or imposition of any Real Estate Taxes and may settle, compromise, consent to, waive or otherwise determine in its discretion any Real Estate Taxes without consent or approval of Tenant. Tenant shall not be liable for any addition to the Real Estate Taxes solely by reason of Landlord's failure to pay Real Estate Taxes when due.

                                   ARTICLE 8
                            REPAIRS AND MAINTENANCE

         8.1 Maintenance. Subject to the provisions hereinafter contained with regard to damage by fire or other casualty and paragraph 8.2, Landlord agrees to maintain the Premises in good order and repair during the Term, unless damage thereto shall have been caused by the act or neglect of Tenant, its agents, employees, contractor, or invitees, in which case, the same shall be repaired by and at the expense of Tenant. If Tenant fails to make such repairs promptly, Landlord, at its option and after 30-days written notice to Tenant may make such repairs and Tenant shall pay Landlord on demand

Landlord's actual costs in making such repairs. Landlord's cost of maintenance is subject to the Operating Expense provisions of Article 6. Landlord shall not be liable to Tenant for any damage or inconvenience and Tenant shall not be entitled to any abatement or reduction of Rent by reason of any repairs, alterations or additions made by Landlord under this Lease.

         8.2 Maintenance by Tenant. Tenant shall maintain the non-structural portions of the interior of the Premises in good repair and condition, damages by causes reasonably beyond Tenant's control and ordinary wear and tear excepted.

                                   ARTICLE 9
                              LANDLORD'S SERVICES

         9.1 Services. Landlord covenants and agrees that it shall furnish, subject to the provisions of Article 6: (a) heat and air-conditioning to maintain the Office Space, Warehouse Space and Concentrate Plant Space at a reasonably comfortable temperature and as appropriate for their current usage;
(b) electricity for lighting purposes and operation of ordinary office equipment, excluding computers, supplemental HVAC, and other equipment requiring heavier than normal office use of electricity, as provided for in paragraph 9.2; and (c) cleaning or janitorial services.

         9.2 Certain Utility Costs. Tenant shall pay all utility costs occasioned by electro-data processing machines, telephone equipment, computers and other equipment of high electrical consumption, including, without limitation, the cost of installing, servicing and maintaining any special or additional inside or outside wiring or lines, meters or sub-meters, transformers, poles, air-conditioning costs, or the cost of any other equipment necessary to increase or determine the amount or type of electricity or power available to the Premises.

         9.3 Landlord Right to Repair. Landlord reserves the right to erect, use, connect to, maintain and repair pipes, ducts, conduits, cables, plumbing, vents and wires in, to and through the Premises as and to the extent that Landlord deems necessary or appropriate for the proper operation and maintenance of the Real Property (including the servicing of other tenants in the Real Property) and the right at all times to transmit water, heat, air-conditioning and electric current through such pipes, ducts, conduits, cables, plumbing, vents and wires.

                                   ARTICLE 10
                               TENANT'S AGREEMENT

         Tenant covenants and agrees: (a) not to obstruct or interfere with the rights of other tenants, or injure or annoy them or those having business with them or conflict with them, or conflict with the fire laws or regulations, or with any insurance policy upon the Real Property or any part thereof, or with any statutes, rules or regulations now existing or subsequently enacted or established by the local, state or federal governments, and Tenant shall be answerable for all nuisances caused or suffered on the Premises, or caused by Tenant upon the Real Property, or on the approaches thereto; (b) not to place a load on any floor exceeding the floor load which such floor was designed to carry in accordance with the plans and specifications of the Building, Warehouse Space or Concentrate Plant Space, and not to install, operate or maintain in the Premises any unsafe or heavy item of equipment except in such manner and in such location as Landlord shall prescribe so as to achieve a proper distribution of weight; (c) not to strip, overload, damage or deface the Premises, hallways, stairways, elevators, parking facilities or other public areas of the Real Property, or the fixtures therein or used therewith, nor to permit any hole to be made in any of the same; (d) not to suffer or permit any trade or occupation to be carried on or use made of the Premises which shall be unlawful, noisy, offensive, or injurious to any person or property, or such as to increase the danger of fire or affect or make void or voidable any insurance on the Real Property, or which may render any increased or extra premium payable for such insurance, or which shall be contrary to any law or ordinance, rule or regulation from time to time established by any public authority; (e) not to move any furniture or equipment into or out of the Premises except at such times and in such manner as Landlord may from time to time designate; (f) not to place upon the interior or exterior of the Building, Warehouse Space or Concentrate Plant Space, or any window or any part thereof or door of the Premises, any placard, sign, lettering, window covering or drapes, except such and in such place and manner as shall have been first approved in writing by Landlord, which approval shall not be unreasonably withheld, conditioned or delayed which shall be installed at Tenant's cost; (g) to park vehicles only in the area from time to time designated by Landlord; (h) to conform to all rules and regulations from time to time established by the appropriate insurance rating organization and to all reasonable rules and regulations from time to time established by Landlord; (i) to be responsible for the cost of removal of Tenant's bulk trash at time of move-in, during occupancy and move-out; (j) except as expressly permitted herein, not to conduct nor permit in the Premises either the generation, treatment, storage or disposal of any hazardous substances and materials or toxic substances of any kind as described in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. Sections 9601 et seq.), the Resource Conservation and Recovery Act as amended (42 U.S.C. 6901 et seq.), any regulations adopted under these acts, or any other present or future federal, state, county or local laws or regulations concerning environmental protection, and Tenant shall prohibit its assignees sublessees, employees, agents and contractors (collectively, "Permitees") from doing so and Tenant shall indemnify, defend and hold Landlord and its agents harmless from all loss, costs, foreseeable and unforeseeable, direct (but not consequential); damages; liability; fines; prosecutions; judgments; litigation, and expenses, including but not limited to, clean-up costs, court costs and reasonable attorneys fees arising out of any violation of the provisions of this Article by Tenant or its Permitees. Notwithstanding anything to the contrary contained herein, Landlord acknowledges that Tenant shall use the property for office and warehouse purposes and in the normal course of operating such business, Tenant may generate, treat, store or dispose of certain hazardous substances and materials as defined under laws or regulations concerning environmental protection, including, without limitation, bio-medical waste. Landlord hereby consents to such generation, treatment, storage and disposal of those hazardous substances and materials as may occur in the ordinary course of operating Tenant's business. Tenant will indemnify and hold Landlord harmless for any costs, damages or expenses due to Tenant's generation, treatment, storage or disposal of hazardous substances or materials on the Real Property. Landlord will indemnify and hold Tenant harmless for any costs, damages or expenses due to the Landlord's generation, treatment, storage or disposition of hazardous substances or materials on the Real Property.

                                   ARTICLE 11
                                  ALTERATIONS

         Tenant shall not paint the Premises or make any alterations, additions, or other improvements in or to the Premises or install any equipment of any kind that shall require any alterations or additions or affect the use of the Real Property's water system, heating system, plumbing system, air-conditioning system, electrical system or other mechanical system, or install any telephone antennae on the roof, in the windows, or upon the exterior of the Building, Warehouse Space or the Concentrate Plant Space without the prior written consent of Landlord, which consent shall not be unreasonably withheld, conditioned or delayed. If any such alterations or additions are made by Tenant without Landlord's consent, Landlord (after ten
(10) days written notice to Tenant) may correct or remove them and Tenant shall be liable for any and all costs and expenses incurred by Landlord in the correction or removal of such work. All plans and specifications for any such work shall be prepared by Tenant at Tenant's expense and shall thereafter be submitted to Landlord for its review. Tenant or Tenant's contractor must furnish evidence of insurance coverage to include: (a) Worker's Compensation Coverage and (b) Comprehensive General Liability and Property Damage insurance in the amount of not less than Two Million Dollars ($2,000,000.00) in the aggregate. All work with respect to such alterations and additions shall be done in a good and workmanlike manner and diligently prosecuted to completion to the end that the Premises shall at all times be a complete unit except during the period necessarily required for such work. Tenant shall not permit a mechanic's lien(s) to be placed upon the Premises or the Real Property as a result of any alterations or improvements made by it and agrees, if any such lien be filed on account of the acts of Tenant, promptly to pay and discharge the same, bond over such lien or post reasonable security with Landlord. If Tenant fails to discharge such lien, bond over such lien or post reasonable security with Landlord within thirty (30) days of its filing, then in addition to any other right or remedy of Landlord, Landlord may, at its election, discharge the lien. Tenant shall pay on demand any amount paid by Landlord for the discharge or satisfaction of any such lien, and all attorneys' fees and other costs and expenses of Landlord incurred in defending any such action or in obtaining the discharge of such action or in obtaining the discharge of such lien, together with all necessary disbursements in connection therewith.
Tenant hereby expressly recognizes that in no event shall it be deemed the agent of Landlord and no contractor of Tenant shall by virtue of its contract be entitled to assert any lien against the Premises, Building or Real Property. All alterations or additions shall become a part of the realty and surrendered to Landlord upon the expiration or termination of this Lease, unless Landlord shall at the time of its approval of such work require removal or restoration on the part of Tenant as a condition of such approval.

                                   ARTICLE 12
                                 HOLD HARMLESS

         12.1 Liability of Landlord. Landlord shall not be liable for any damage to, or loss of, property in the Premises belonging to Tenant, its employees, agents, visitors, licensees or other persons in or about the Premises, or for damage or loss suffered by the business of Tenant, from any cause whatsoever, including, without limiting the generality thereof, such damage or loss resulting from fire, steam, smoke, electricity, gas, water, rain, ice or snow, which may leak or flow from or into any part of the Premises, or from the breakage, leakage, obstruction or other defects of the pipes, wires, appliances, plumbing, air-conditioning or lighting fixtures of the same, whether the said damage or injury results from conditions arising upon the Premises or upon other portions of the Real Property of which the Premises are a part, or from other sources (excluding any damage or loss caused by the negligence or willful act of Landlord, its agents, employees or contractors). Landlord shall not be liable in any manner to Tenant, its agents, employees, invitees or visitors for any injury or damage to Tenant, Tenant's agents, employees, invitees or visitors, or their property, caused by the criminal or intentional misconduct, or by any act or neglect of third parties (except for Landlord's agents, employees or contractors) or of Tenant, Tenant's agents, employees, invitees or visitors, or of any other tenant of the Real Property. Tenant covenants that no claim shall be made against Landlord by Tenant, or by any agent or servant of Tenant, or by others claiming the right to be in the Premises or on the Real Property through or under Tenant, for any injury, loss or damage to the Premises or to any person or property occurring upon the Premises from any cause other than the negligence or willful act of Landlord. In no event shall Landlord be liable to Tenant for any consequential damages sustained by Tenant arising out of the loss or damage to any property of Tenant.

         12.2 Indemnification. Tenant covenants and agrees to save Landlord harmless and indemnified, and to defend Landlord from all loss, damage, liability or expense of any kind, including without limitation reasonable attorneys' fees and court costs actually incurred, suffered or claimed by any person whomsoever, or for any damage or injury to any persons or property from any cause whatsoever, by reason of the use or occupancy by Tenant, its agents, employees, invitees or visitors of the Premises, or of the Real Property unless caused by the negligence or willful act of Landlord.

         12.3 Survival of Article 12. The provisions of this Article 12 shall survive the expiration or sooner termination of the Term.

                                  ARTICLE 13
                                  INSURANCE

         13.1 General Liability Insurance. Tenant shall, at its cost and expense, obtain and maintain at all times during the Term, for the protection of Landlord and Tenant, Public Liability Insurance (Comprehensive General Liability or Commercial General Liability) including Contractual Liability Insurance, with a combined personal injury and property damage limit of not less than One Million Dollars ($1,000,000.00) for each occurrence and not less than Two Million Dollars ($2,000,000.00) in the aggregate, insuring against all liability of Tenant and its representatives arising out of and in connection with Tenant's use or occupancy of the Premises. Landlord shall be named as an additional insured.

         13.2 Fire and Casualty Insurance. Tenant shall, at its cost and expense, obtain and maintain at all times during the Term, fire and extended coverage insurance on Tenant's personal property and fixtures located in the Premises, including any leasehold improvements made by Tenant in an amount sufficient so that no co-insurance penalty shall be invoked in case of loss.

         13.3 Increase of Insurance. Tenant shall increase its insurance coverage, as required, but not more frequently than each calendar year if, in the reasonable opinion of Landlord or any mortgagee of Landlord, the amount of public liability and/or property damage insurance coverage at that time is not adequate.

         13.4 Insurance Companies. All insurance required under this Lease shall be issued by insurance companies licensed to do business in the jurisdiction where the building is located. Such companies shall have a rating and be a financial size category reasonably acceptable to Landlord. Each policy shall contain an endorsement requiring thirty (30) days' written notice from the insurance company to Landlord before cancellation or any change in the coverage, scope or amount of any policy. Each policy, or a certificate showing it is in effect, together with evidence of payment of premiums, shall be deposited with Landlord on or before the Commencement Date, and renewal certificates or copies of renewal policies shall be delivered to Landlord at least thirty (30) days prior to the expiration date of any policy.

         13.5 Cancellation of Insurance. If any of Landlord's insurance policies shall be canceled or cancellation shall be threatened or the coverage thereunder reduced or threatened to be reduced in any way because of the use of the Premises or any part thereof by Tenant or any assignee or subtenant of Tenant or by anyone Tenant permits on the Premises, and if Tenant fails to remedy the condition within forty-eight (48) hours after written notice thereof, Landlord may at its option, either terminate this Lease or enter upon the Premises and attempt to remedy such condition, and Tenant shall promptly pay the cost thereof to Landlord. Landlord shall not be liable for any damage or injury caused to any property of Tenant or of others located on the Premises from such entry.

         13.6 Subrogation. Landlord and Tenant hereby waive any rights each may have against the other on account of any loss or damage occasioned to Landlord or Tenant, as the case may be, their respective property, the Premises, its contents or to the other portions of the Real Property, arising from any risk covered by all risks fire and extended coverage insurance of the type and amount required to be carried hereunder, provided that such waiver does not invalidate such policies or prohibit recovery thereunder. The parties hereto each agree to use reasonable efforts to cause their respective insurance companies insuring the property of either Landlord or Tenant against any such loss, to waive any right of subrogation that such insurers may have against Landlord or Tenant, as the case may be.

                                   ARTICLE 14
                            ASSIGNMENT & SUBLETTING

         Tenant shall not assign, transfer, mortgage or encumber this Lease or sublet the Premises without obtaining the prior written consent of Landlord, nor shall any assignment or transfer of this Lease be effectuated by operation of law or otherwise without the prior written consent of Landlord, and in any such case, such consent may not be unreasonably withheld, conditioned or delayed. In the event that Tenant desires to assign this Lease, sublet the Premises, or permit occupancy or use of the Premises or any part thereof by another party or parties, Tenant shall provide Landlord with thirty (30) days' advance written notice of Tenant's bona fide proposed assignment or subletting of all or any part of the Premises. Landlord shall have the right, at its option during said thirty (30) day period, to (a) release Tenant from this Lease for such space, (b) sublet all or any part of the Premises from Tenant at the same rental Tenant is paying Landlord, with the right to further sublease such space or (c) refuse to consent to Tenant's assignment or subletting of such space and to continue this Lease in full force and effect as to the entire Premises. The consent by Landlord to any assignment, transfer, or subletting to any party other than Landlord shall not be construed as a waiver or release of Tenant from the terms of any covenant or obligation under this Lease nor shall the collection or acceptance of Rent from any such assignee, transferee, subtenant or occupant constitute a waiver or release of Tenant from any covenant or obligation contained in this Lease, nor shall such assignment or subletting be construed to relieve Tenant from giving Landlord's said thirty
(30) days' notice, nor from obtaining the consent in writing of Landlord to any further assignment or subletting (which consent may not be unreasonably withheld, conditioned or delayed). In the event that Tenant defaults hereunder, Tenant hereby assigns to Landlord any and all rent due from any subtenant of Tenant and hereby authorizes each such subtenant to pay said rent directly to Landlord. Without limiting the generality of the foregoing, if Landlord consents to an assignment or sublease pursuant to this Article 15, Landlord may condition its consent upon the entry by such transferee into an agreement (in form and substances reasonably satisfactory to Landlord) with Landlord, by which such transferee assumes all of Tenant's obligations hereunder.

                                   ARTICLE 15
                           LANDLORD'S RIGHT OF ACCESS

         15.1 Access. Landlord may, at any time during Tenant's occupancy, during reasonable business hours and upon two business days prior written notice (except in the event of emergency), enter either to view the Premises or to show the same to others, or to facilitate repairs to the Building, or to introduce, replace, repair, alter or make new or change existing connections from any fixtures, pipes, wires, ducts, conduits or other construction therein, or remove, without being held responsible therefor, placards, signs, lettering, window or door coverings and the like not expressly consented to by Landlord.

         15.2    Landlords Right to Show.  Landlord may, during the last sixty
(60) days of the Term, enter the Premises free from hindrance or control of Tenant to show the Premises to prospective tenants at times which shall not unreasonably interfere with Tenant's business. If Tenant shall vacate the Premises during the last month(s) of the Term, Landlord shall have the unrestricted right to enter the same after Tenant's moving to commence preparations for the succeeding tenant or for any other purpose whatsoever, without affecting Tenant's obligation to pay Rent for the full Term.

                                   ARTICLE 16
                                  FIRE CLAUSE

         16.1 Abatement of Rent. In the event the Premises or any part thereof, the elevators, hallways, stairways or other approaches thereto, becomes damaged or destroyed by fire or other casualty from any cause so as to render said Premises and/or approaches unfit for use and occupancy, a just and proportionate part of the Rent according to the nature and extent of the damage or injury to said Premises and/or approaches, shall be suspended or abated until said Premises and/or approaches have been put in as good condition for use and occupancy as at the time immediately prior to such damage or destruction. Landlord shall proceed, at its expense and as expeditiously as may be practicable, to repair the damage, unless, because of the substantial extent of the damage or destruction, Landlord should decide not to repair or restore the Premises or the Real Property, in which event and at Landlord's sole option, Landlord may terminate this Lease forthwith by giving Tenant a written notice of its intention to terminate within ninety (90) days after the date of the fire or other casualty. Landlord shall not be obligated to repair, restore or replace any fixture, improvement, alteration, furniture or other property owned, installed or made by Tenant, all of which may be repaired, restored or replaced by Tenant at Tenant's sole discretion.

         16.2 Notification. Tenant shall immediately notify Landlord of any damage to the Premises caused by fire or any other casualty. No damages, compensation, or claim shall be payable by Landlord for inconvenience, loss of business, or annoyance arising from any repair or restoration of any portion of the Premises or the Property. Subject to the provisions of paragraph 17.1, Landlord shall diligently proceed to have such repairs made promptly.

                                   ARTICLE 17
                                  CONDEMNATION

         17.1 Termination of Lease. This Lease shall be terminated and the Rent shall be abated to the date of such termination in either of the following events: (a) condemnation of all or a material part of the Premises by any competent authority under right of eminent domain for any public or quasi-public use or purpose; or (b) condemnation by competent authority under right of eminent domain for any public or quasi-public use or purpose of twenty-five percent (25%) or more of the Real Property on which the Premises are located. The forcible leasing by any competent authority of any portion of the Real Property other than the Premises shall have no effect upon this Lease. In case of any taking or condemnation, whether or not the Term shall cease and terminate, the entire award shall be the property of Landlord, and Tenant hereby assigns to Landlord all its right, title and interest in and to any such award. Tenant however, shall be entitled to claim, prove and receive in the condemnation proceeding such awards as may be allowed for fixtures and other equipment installed by it, but only if such awards shall be made by the court in addition to (and shall in no manner whatsoever reduce) the award made by it to Landlord for the land and improvements or part thereof so taken.

         17.2    Temporary Condemnation.   In the event of a temporary taking
or condemnation of all or any part of the Premises for any public or quasi-public use or purpose, this Lease shall be unaffected and Tenant shall continue to pay in full Basic Rent and all Additional Rent payable for any such period. In the event of any such temporary taking, notwithstanding the provisions of paragraph 18.1, Tenant shall be entitled to claim, prove and receive the portion of the award for such taking that represents compensation for use or occupancy of the Premises during the Term, and Landlord shall be entitled to appear, claim, prove and receive the portions of the award that represent the cost of restoration of the Premises and the use or occupancy of the Premises after the end of the Term.

                                   ARTICLE 18
                             DEFAULTS AND REMEDIES

         18.1 Remedies on Default. It is hereby mutually agreed that: (a) if Tenant shall fail (i) to pay Rent or other sums which Tenant is obligated to pay by any provision of this Lease, when and as it is due and payable hereunder and without demand therefor, or (ii) to keep and perform each and every covenant, condition and agreement herein contained on the part of Tenant to be kept and performed; or (b) if the estate hereby created shall be taken by execution or other process of law; or (c) if Tenant shall (i) generally not pay Tenant's debts as such debts become due, (ii) become insolvent, (iii) make an assignment for the benefit of creditors, (iv) file, be the entity subject to, or acquiesce in a petition in any court (whether or not filed by or against Tenant pursuant to any statute of the United States or any state and whether or not for a trustee, custodian, receiver, agent, or other officer for Tenant or for all or any portion of Tenant's property) in any proceeding whether bankruptcy, reorganization, composition, extension, arrangement, insolvency proceedings, or otherwise then, and in each and every such case, from thenceforth and at all times thereafter, at the sole option of Landlord, Landlord may after giving ten (10) days written notice and opportunity to cure for monetary default and thirty (30) days written notice and opportunity to cure for nonmonetary default:

                 (a) Terminate this Lease, in which event Tenant shall immediately surrender the Premises to Landlord. If Tenant fails to do so, Landlord may without notice and without prejudice to any other remedy Landlord may have, enter upon and take possession of the Premises and expel or remove Tenant and its effects, without being liable to prosecution or any claim for damages therefor; and Tenant shall indemnify Landlord for all loss and damage which Landlord may suffer by reason of such termination, whether through the inability to relet the Premises or otherwise including any loss of Rent for the remainder of the Term.

                 (b) Terminate this Lease, in which event Tenant's event of default should be considered a total breach of Tenant's obligations under this Lease and Tenant immediately shall become liable for such damages for such breach, in an amount equal to the total of (1) the costs of recovering the Premises; (2) the unpaid Rent earned as of the date of termination, plus interest thereon at a rate per annum from the due date equal to four percent (4%) over the Prime Rate, provided, however, that such interest shall never exceed the highest lawful rate; and (3) all other sums of money and damages owing by Tenant to Landlord. Tenant's right of possession shall cease and terminate and Landlord shall be entitled to the possession of the Premises and shall remove all persons and property therefrom and reenter the same without further demand of Rent or demand of possession of the Premises, either with or without process of law and without becoming liable to prosecution therefor, any notice to quit or intention to reenter being hereby expressly waived by Tenant.

                 (c) Declare the present worth (as of the date of such default) of the entire balance of Rent for the remainder of the Term to be due and payable, and collect such balances in any manner not inconsistent with applicable law. For the purpose of this paragraph 19.1, present worth shall be computed by discounting the entire balance to present worth at a discount rate equal to one (1) percentage point above the discount rate then in effect at the Federal Reserve Bank nearest the location of the Building.

                 (d) Pursue any combination of such remedies and/or other remedy available to Landlord on account of such default under applicable law.

In the event of any reentry or retaking of the Premises by Landlord and/or any termination of this Lease by Landlord, Tenant shall nevertheless remain in all events liable and answerable for the Rent to the date of such retaking, reentry or termination and Tenant shall also be and remain answerable in damages for the deficiency or loss of Rent as well as all related expenses which Landlord may thereby sustain in respect to the balance of the Term, and, in such case, Landlord reserves full power, which is hereby acceded to by Tenant, to let said Premises for the benefit of Tenant, in liquidation and discharge, in whole or in part, as the case may be, of the liability of Tenant under the terms and provisions of this Lease, and such damages and related expenses, at the option of Landlord, may be recovered by it at the time of the retaking and reentry, or in separate actions, from time to time, as Tenants obligation to pay Rent would have accrued if the Term had continued, or from time to time as said damages and related expenses shall have been made more easily ascertainable by reletting of the Premises, or such action by Landlord may, at the option of Landlord, be deferred until the expiration of the Term, in which latter event the cause of action shall not be deemed to have accrued until the date of the termination of the Term.

         18.2 Bankruptcy Limitations. The provisions of this Article 19 are subject to the Bankruptcy Laws of the United States of America which may, in certain cases, limit the rights of Landlord to enforce some of the provisions of this Article in proceedings thereunder. To the extent that limitations exist by virtue thereof, the remaining provisions hereof shall not be affected thereby but shall remain in full force and effect. The provisions of this
Article 19 shall be interpreted in a manner which results in a termination of this Lease in each and every instance, and to the fullest extent and at the earliest moment that such termination is permitted under bankruptcy laws, it being of prime importance to Landlord to deal only with tenants who have, and continue to have, a strong degree of financial strength and financial stability.

         18.3 Application of Amounts Received from Reletting. All rents received by Landlord in any reletting after Tenant's default shall be applied, first to the payment of such expenses as Landlord may have incurred in recovering possession of the Premises and in reletting the same (including brokerage fees), second to the payment of any costs and expenses incurred by Landlord, either for making the necessary repairs (including fitting up the space for such reletting) to the Premises or in curing any default on the part of Tenant of any covenant or condition herein made binding upon Tenant. Any remaining rent shall then be applied toward the payment of Rent due from Tenant, together with interest and penalties as defined in Paragraph 3.4, and Tenant expressly agrees to pay any deficiency then remaining. Landlord must be obligated to use reasonable efforts to mitigate its damages.

         18.4 Cost of Collection. In the event Tenant defaults in the performance of any of the terms, covenants, agreements or conditions contained in this Lease and Landlord places in the hands of an attorney or collection agency the enforcement of all or any part of this Lease, the collection of any Rent due or to become due or recovery of the possession of the Premises, Tenant agrees to pay Landlord's actual costs of collection and enforcement, including reasonable attorneys' fees, whether suit is actually filed or not.

                                   ARTICLE 19
                              SUBORDINATION CLAUSE

         This Lease shall be subject and subordinate at all times to the lien of any mortgage or deed of trust or other encumbrance(s) which may now or which may at any time hereafter be made upon the Real Property of which the Premises is a part or any portion thereof, or upon Landlord's interest therein; provided, however, that the holder of such mortgage or deed of trust shall agree not to disturb Tenant's occupancy of the Premises so long as Tenant is not in default hereunder. This clause shall be self-operative, and no further instrument of subordination shall be required to effect the subordination of this Lease. Nonetheless, in confirmation of such subordination, Tenant shall execute and deliver such further instrument(s) (in form and substance reasonably acceptable to Tenant) subordinating this Lease to the lien of any such mortgage or deed of trust or any other encumbrance(s) as shall be desired by any mortgagee or party secured or proposed to be secured thereby. If the interests of Landlord under this Lease shall be transferred by reason of foreclosure or other proceedings for enforcement of any mortgage or deed of trust on the Premises or Real Property, Tenant shall be bound to the transferee at the option of the transferee, under the terms, covenants and conditions of this Lease for the remaining Term, including any extensions or renewals, with the same force and effect as if the transferee were Landlord under this Lease, and, if requested by such transferee, Tenant agrees to attorn to the transferee as its landlord. The holder of any mortgage or deed of trust encumbering the Property shall have the right, unilaterally, at any time to subordinate fully or partially its mortgage or deed of trust or other security instrument to this

Lease on such terms and subject to such conditions as such holder may consider appropriate in its discretion. Upon request Tenant shall execute and deliver an instrument confirming any such full or partial subordination.

                                   ARTICLE 20
                            SURRENDER OF POSSESSION

         Upon the expiration or earlier termination of the Term, Tenant shall surrender the Premises and all keys, security cards, and locks connected therewith to Landlord in good order and repair (ordinary wear and tear excepted). Subject to the provisions of Article 11, any and all improvements, repairs, alterations and all other property attached to, used in connection with or otherwise installed upon the Premises (i) shall, immediately upon the completion of the installation thereof, be and become Landlord's property without payment therefor by Landlord, and (ii) shall be surrendered to Landlord upon the expiration or earlier termination of the Term, except that any machinery, equipment or fixtures installed by Tenant and used in the conduct of the Tenant's trade or business (rather than to service the Premises or the Real Property generally) and all other personalty of Tenant shall remain Tenant's property and shall be removed by Tenant upon the expiration or earlier termination of the Term, and Tenant shall promptly thereafter fully restore any of the Premises damaged by such installation or removal thereof.

                                   ARTICLE 21
                              TENANT HOLDING OVER

         If Tenant or any person claiming through Tenant shall not immediately surrender possession of the Premises at the expiration or earlier termination of the Term, Landlord shall be entitled to recover compensation for such use and occupancy at one hundred twenty-five percent (125%) of the Basic Rent and Additional Rent payable hereunder just prior to the expiration or earlier termination of the Term. Landlord shall also continue to be entitled to retake or recover possession of the Premises as hereinbefore provided in case of default on the part of Tenant, and Tenant shall be liable to Landlord for any loss or damage it may sustain by reason of Tenant's failure to surrender possession of the Premises immediately upon the expiration or earlier termination of the Term.

Tenant hereby agrees that all the obligations of Tenant and all rights of Landlord applicable during the Term shall be equally applicable during such period of subsequent occupancy.

                                  ARTICLE 22
                                  ESTOPPELS

         Tenant shall, without charge therefor, at any time and from time to time, within fifteen (15) days after request by Landlord, execute, acknowledge and deliver to Landlord a written estoppel certificate certifying to Landlord, any mortgagee, assignee of a mortgagee, or any purchaser of the Real Property, or any other person reasonably designated by Landlord, as of the date of such estoppel certificate: (a) that Tenant is in possession of the Premises; (b) that this Lease is unmodified and in full force and effect (or if there have been modifications, that this Lease is in full force and effect as modified and setting forth such modifications); (c) whether or not there are then existing any setoffs or defenses against the enforcement of any right or remedy of Landlord, or any duty or obligation of Tenant hereunder (and, if so, specifying the same in detail); (d) the amount of the Basic Rent and the dates through which Basic Rent and Additional Rent have been paid; (e) that Tenant has no knowledge of any then uncured defaults on the part of Landlord under this Lease (or if Tenant has knowledge of any such uncured defaults, specifying the same in detail); (f) that Tenant has no knowledge of any event having occurred that authorizes the termination of this Lease by Tenant (or if Tenant has such knowledge, specifying the same in detail); (g) the amount of any Security Deposit held by Landlord; and (h) such reasonable other information requested by Landlord, such mortgagee, assignee of such mortgagee, such purchaser or such other person.

                                   ARTICLE 23
                                 MISCELLANEOUS

         23.1 Tenant. The term "Tenant" shall include legal representatives, successors and permitted assigns. All covenants herein made binding upon Tenant shall be construed to be equally applicable to and binding upon its agents, employees and others claiming the right to be in the Premises or on the Real Property through or under Tenant.

         23.2 Gender. Feminine or neuter pronouns shall be substituted for those of the masculine form and the plural shall be substituted for the singular, wherever the context shall require. It is also agreed that no specific words, phrases or clauses herein used shall be taken or construed to control, limit or cut down the scope or meaning of any general words, phrases or clauses used in connection therewith.

         23.3 Waiver. No waiver or breach of any covenant, condition or agreement herein contained shall operate as a waiver of the covenant, condition or agreement itself, or of any subsequent breach thereof.

         23.4 Warranties. TENANT AND LANDLORD EXPRESSLY AGREE THAT THERE ARE AND SHALL BE NO IMPLIED WARRANTIES OF MERCHANTABILITY, HABITABILITY, FITNESS FOR A PARTICULAR PURPOSE OR ANY OTHER KIND ARISING OUT OF THIS LEASE, AND THERE ARE NO WARRANTIES WHICH EXTEND BEYOND THOSE EXPRESSLY SET FORTH IN THIS LEASE.

         23.5 Assignment and Sublease. This Lease shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns. This provision shall not be deemed to grant Tenant any right to assign this Lease or sublet the Premises or any part thereof other than as provided in Article 15 hereof.

         23.6 Entire Agreement. It is understood and agreed by and between the parties hereto that this Lease contains the final and entire agreement between said parties, and that they shall not be bound by any terms, statements, conditions or representations, oral or written, express or implied, not herein contained. This Lease may not be modified orally or in any manner other than by written agreement signed by the parties hereto.

         23.7 Severability. Every agreement contained in this Lease is, and shall be construed as, a separate and independent agreement. If any term of this Lease or the application thereof to any person or circumstances shall be invalid and enforceable, the remaining provisions of this Lease, the application of such term to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected.

         23.8 Force Majeure. Whenever a period of time is herein prescribed for action to be taken by Landlord, Landlord shall not be liable or responsible for, and there shall be excluded from the computation for any such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, governmental laws, regulations, or restrictions, or any other cause of any kind whatsoever which is beyond the reasonable control of Landlord.

         23.9 Time of the Essence. All times, whenever stated in this Lease, are declared to be of the essence of this Lease.

                                   ARTICLE 24
                                    BROKERS

         Tenant represents and warrants that it has not entered into any agreement with, nor otherwise had any dealings with, any broker or agent in connection with the negotiation or execution of this Lease which could form the basis of any claim by any such broker or agent for a brokerage fee or commission, finder's fee, or any other compensation of any kind or nature in connection herewith, and Tenant shall indemnify, defend and hold Landlord harmless from and against any costs (including, but not limited to, court costs and attorneys fees), expenses, or liability for commissions or other compensation claimed by any broker or agent with respect to this Lease which arises out of any agreement or dealings, or alleged agreement or dealings, between Tenant and any such agent or broker.

                                   ARTICLE 25
                              NOTICES AND DEMANDS

         25.1 Notice. All notices required or permitted hereunder shall be deemed to have been given if (i) mailed in any United States Post Office by certified or registered mail, postage prepaid, return receipt requested, or
(ii) deposited with a reputable overnight delivery service and addressed to

Landlord or Tenant respectively, at the following addresses or to such other addresses as the parties hereto may designate to the other in writing from time to time:


        LANDLORD                                           TENANT

MEL, Inc.                                          Renal Care Group, Inc.
3925 West Northside Drive                          1801 West End, Suite 1100
Post Office Box 4607 (39296)                       Nashville, Tennessee  37203
Jackson, Mississippi  39209


         25.2 Domicile. Tenant hereby elects domicile at the Premises for the purpose of service of all notices, writs of summons, or other legal documents or process, in any suit, action or proceeding which Landlord may undertake under this Lease.

                                   ARTICLE 26
                                QUIET ENJOYMENT

         Landlord covenants and agrees that upon Tenant paying the Rent and any other charges due and payable and observing and performing all the terms, covenants and conditions, on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the Premises hereby demised, subject nevertheless, to the terms and conditions of this Lease and to any mortgages and deeds of trust hereinbefore mentioned.

                                   ARTICLE 27
                                 GOVERNING LAW

         This Lease shall be construed and governed by the laws of the state of Mississippi. Should any provision of this Lease and/or its conditions be illegal or not enforceable under the laws of said state, it or they shall be considered severable, and the Lease and its conditions shall remain in force and be binding upon the parties hereto as though the said provision had never been included.

         IN WITNESS WHEREOF, Landlord and Tenant have caused this Lease to be executed by their duly authorized officers as of the day and year first above written.


                                    LANDLORD

                                    MEL, INC.



                                    By:      /s/ John M. Bower
                                             -----------------
                                             John M. Bower, President


                                    TENANT

                                    RENAL CARE GROUP, INC.,
                                    a Delaware corporation



                                    By:      /s/ Ronald Hinds
                                             ----------------
                                    Title:   Executive Vice President
                                             ------------------------

                                  EXHIBIT A


                                REAL PROPERTY

                                          EXHIBIT "A"



                       A certain parcel of land situated in and being a part of the Northeast 1/4 of Section 24, T&H-R1W, Hinds County, Mississippi, and being more particularly described as follows:

                       Commencing at the Point of Intersection of the East line of the aforesaid Northeast 1/4 of Section 24, T&H-R1W with the South right-of-way line of Northside Drive (as now laid out and improved, January, 1987); run thence westerly along the South right-of-way line of said Northside Drive a distance of 100.0 feet to the POINT OF BEGINNING of the parcel of land herein described; from said POINT OF BEGINNING, - turn thence left through a deflection angle of 90 degrees 13 minutes 51 seconds and run in a southerly direction for a distance of 347.09 feet; turn thence right through a deflection angle of 90 degrees 16 minutes 26 seconds and run in a westerly direction a distance of 352.30 feet to a point on the East right-of-way line of a 50 foot wide road; turn thence right through a deflection angle of 89 degrees 28 minutes 41 seconds and run in a northeasterly direction and along said East right-of-way line of a 50 foot wide road for a distance of 346.83 feet to the South right-of-way line of said Northside Drive; turn thence right through a deflection angle of 90 degrees 28 minutes 44 seconds and run in an easterly direction along said South right-of-way line of Northside Drive for a distance of 353.80 feet to the POINT OF BEGINNING, containing 2.812 acres, more or less.

                       and also:

                       A certain parcel of land situated in and being a part of the Northeast 1/4 of Section 24, T&H-R1W, Hinds County, Mississippi, and being more particularly described as follows:


                       Commencing at the Point of Intersection of the East
                       line of the aforesaid Northeast 1/4 of Section 24,
                       T&H-R1W with the South right-of-way line of Northside
                       Drive (as now laid out and improved, January, 1987); run
                       thence westerly along the South right-of-way line of
                       said Northside Drive a distance of 503.80 feet to the
                       POINT OF BEGINNING of the parcel of land herein
                       described; from said POINT OF BEGINNING, turn thence
                       left through a deflection angle of 90 degrees 28 minutes
[SEAL]                 44 seconds and run in a southerly direction for a
STATE OF MS            distance of 346.80 feet; turn thence right through a
COUNTY OF HINDS        deflection angle of 90 degrees 31 minutes 19 seconds and
FILED-RECORDED         run in a westerly direction a distance of 793.36 feet to
                       a point on the East right-of-way line of Country Club
MAY 20  4 32 PM '94    Road (as now laid out and improved, January, 1987); turn
                       thence right through a deflection angle of 96 degrees 33
BOOK    4296           minutes 02 seconds and run in a northeasterly direction
    ------------       and along said East right-of-way line of Country Club
PAGE     642           Road a distance of 269.60 feet to a concrete marker;
    ------------       turn thence right through a deflection angle of 34
    ALICE JAMES        degrees 01 minutes 53 seconds and continue in a
  CHANCERY CLERK       northeasterly direction along said right-of-way line for
                       a distance of 58.66 feet to a concrete marker; turn thence right through a deflection angle of 44 degrees 49 minutes 30 seconds and continue along said right-of-way line of Country Club Road and the southerly right-of-way line of the aforesaid Northside Drive for a distance of
                       258.37 feet to a concrete marker; turn thence right through a deflection angle of 05 degrees 33 minutes 00 seconds and run in an easterly direction along said
                       South right-of-way line of Northside Drive a distance of
                       463.24 feet to the POINT OF THE BEGINNING, containing
                       6.0457 acres, more or less.

                                  EXHIBIT B


                          OFFICE BUILDING FLOOR PLAN

                                    OFFICE
                                  FLOOR PLAN

                                    OFFICE
                                  FLOOR PLAN

                                  EXHIBIT C

                          PLAT OF THE REAL PROPERTY

                                 EXHIBIT "A"

                                  EXHIBIT D


                           WAREHOUSE #1 FLOOR PLAN

                                  FLOOR PLAN

                                  FLOOR PLAN